Exhibit 99.1

SHARE PURCHASE AGREEMENT

dated

January 18, 2018

by and among

Borqs Technologies, Inc.,

and

Colmei Technology International Limited

together with

Shenzhen Crave Communication Company, Limited

SHARE PURCHASE AGREEMENT

This SHARE PURCHASE AGREEMENT, dated as of January 18, 2018 (the “Agreement”), is hereby entered into by and among:

(1)	Borqs Technologies, Inc., a company incorporated under the law of the British Virgin Islands with the registered office at C/o Elian Fiduciary Services (BVI) Limited, Nemours Chambers, Road Town, Tortola, British Virgin Islands (“BORQS””); and

(2)	Colmei Technology International Limited, a company incorporated under the law of Hong Kong SAR with its registered office at 2nd Floor, Wing Yee Commercial Building, 5 Wing Kut Street, Central, Hong Kong (“Colmei”), together with

(3)	Shenzhen Crave Communication Company, Limited, a company organized in China with its registered office at 3rd Floor, Building 1, Libang Technology Industrial Park, Guangxue Road, Xitian 3rd Industrial District, Gongming Road, Guangming New District, Shenzhen, China (“Crave”), Crave together Colmei, are referred to in this agreement as the “Seller”; and Fang Xilin and Fang Ximian, selling shareholders of Seller.

RECITALS:

WHEREAS, the following individuals (collectively, the “Selling Shareholders”)_own 100% of the issued and outstanding common shares of Colmei and Crave, as follows:

For Colmei:	Fang Xilin	owns 100%

For Crave:	Fang Xilin	owns 90%
	Fang Ximian	owns 10%

WHEREAS, BORQS is a corporation with its ordinary shares listed on the Nasdaq Stock Market under the ticker symbol of “BRQS”;

WHEREAS, with the Purchase Price (as set forth in Section 1.2 below) as consideration, BORQS desires to acquire, from Fang Xilin and Fang Ximian, common shares representing 13.8% of the issued and outstanding common shares of Crave and 13.8% of the issued and outstanding shares of Colmei (together, the “Crave/Colmei Shares”) in accordance with and subject to the terms and conditions of this Agreement (the “Transaction”).

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows.

2

ARTICLE I

PURCHASE AND EXCHANGE OF SHARES

1.1.                  Purchase and Exchange of the Shares. Subject to the terms and conditions herein stated, subject to delivery of the Purchase Price, as evidenced by an irrevocable instruction by BORQS to its transfer agent for the issuance of the BORQS Shares to the Selling Shareholders, the Selling Shareholders agree to sell, assign, transfer and deliver to BORQS, and BORQS agrees to purchase, free and clear of all liens, the Crave/Colmei Shares, which represent 13.83% of the issued and outstanding ownership interests in each of Colmei and Crave.

Closing. The closing of the Transaction contemplated by this Agreement (the “Closing”) shall take place at the office of Borqs Technologies, Inc., when all conditions to the Closing set forth herein have been satisfied or waived, or such other place, time or date as BORQS and the Seller agrees in writing. The date of the Closing shall be referred to herein as the “Closing Date”. In addition to all of the obligations as set forth within this Agreement, at the Closing:

BORQS shall deliver the Purchase Price to the Selling Shareholders as specified in the Share Calculation and Assignment Letter attached hereto; and the Selling Shareholders shall deliver to BORQS stock certificate(s) evidencing the Crave/Colmei Shares held by the Selling Shareholders, together with duly executed stock transfer deeds, which shall be duly stamped and shall be executed in favor of BORQS.

1.2.                  Purchase Price.

The Purchase Price for the Crave/Colmei Shares shall consist of shares and cash.

The shares component of the Purchase Price shall be a number of newly issued, unregistered ordinary shares of BORQS (the “BORQS Shares”) calculated by the following formula:

US$3,000,000 to be divided by the Volume Weighted Average Closing Price of BORQS as traded on Nasdaq under the symbol BRQS for the 10 consecutive trading days leading up to the date of this Share Purchase Agreement; such BORQS Shares may not be resold prior to August 18, 2018; and if approved by the board of directors of BORQS, the BORQS Shares shall include an additional number of ordinary shares of BORQS equal to (A) the quotient of the $3.0 million divided by the Volume Weighted Average Closing Price of BORQS as traded on Nasdaq for the 10 consecutive trading days leading up to August 18, 2018, minus (B) the number of BORQS Shares issued at Closing of this Agreement.

The cash component of the Purchase Price shall consist of:

Cash in the amount of US$10,000,000 to be paid by BORQS to the Selling Shareholders over a period of thirty-six (36) months and tied to gross margin improvements attributable to Crave/Colmei component purchasing power, plus additional business referred to the Company by Crave/Colmei.

An independent analysis of the value of the Seller was performed by the firm of Duff & Phelps China (HK) Limited (“D&P), and based on the appraisal report by D&P dated December 4, 2017, the value of the Seller is set at US$94 million.

3

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF
THE SELLER

2.1.              Corporate Existence and Power. Each of Crave and Colmei is a duly formed company, validly existing and in good standing under and by virtue of the Laws of the jurisdiction of its organization, and has all power and authority, corporate and otherwise, and all governmental licenses, franchises, permits, authorizations, consents and approvals required to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. Neither the Seller or any Subsidiaries has taken any action, adopted any plan, or made any agreement in respect of any transaction, consolidation, sale of all or substantially all of its respective assets, reorganization, recapitalization, dissolution or liquidation, except as explicitly set forth in this Agreement.

2.2.              Corporate Authorization. The execution, delivery and performance by the Seller of this Agreement and each of the additional agreements as attached to this Agreement are within the corporate powers of the Seller and have been duly authorized by all necessary action on the part of the Seller. This Agreement constitutes, and, upon their execution and delivery, each of the additional agreements will constitute, a valid and legally binding agreement of the Seller, enforceable against the Seller in accordance with their respective terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, or (ii) rules of law governing specific performance, injunctive relief or other equitable remedies.

2.3.              Charter Documents; Legality. The Seller has heretofore made available to BORQS true and complete copies of the certificate of incorporation, articles of association, bylaws, operating agreements or other comparable organizational documents minute books and stock books, if applicable (the “Charter Documents”), as in effect or constituted on the date hereof.

2.4.              Subsidiaries. The Seller, and each of the subsidiaries of Seller (“Subsidiaries”) if any, are not a party to any agreement relating to the formation of any joint venture, association or other Person. If applicable, Exhibit C of this Agreement discloses all of the outstanding shares of such Subsidiaries, which are validly issued, fully paid and non-assessable and are held free and clear of any liens; (ii) there are no consignments, contracts and/or equity transfer arrangements, options, warrants or other contractual rights or arrangements outstanding which give any Person the right to acquire or Control any capital stock or any substantial part of assets of any such Subsidiaries whether or not such right is presently exercisable; and (iii) there are no contracts and/or equity transfer arrangements, options, warrants or other contractual rights (oral or written), trusts or other arrangements of any nature which give any Person the right to any stock rights or equity interests in or from any such Subsidiaries.

4

2.5.              Financial Statements.

(a)               The unaudited financial statements (i) have been prepared from the books and records; (ii) have been prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) in the jurisdiction of the Seller; (iii) fairly and accurately present the Seller’s financial condition and the results of its operations as of their respective dates and for the periods then ended; (iv) contain and reflect all necessary adjustments and accruals for a fair presentation of the Seller’s financial condition as of their dates; (v) contain and reflect adequate provisions for all reasonably anticipated liabilities for all material income, property, sales, payroll or other Taxes applicable to the Seller with respect to the periods then ended, and (vi) all liabilities of the Seller are disclosed in the Unaudited Financial Statements and there are no other liabilities.

(b)               All books and records of the Seller have been properly and accurately kept and completed in all material respects, and there are no material inaccuracies or discrepancies of any kind contained or reflected therein. The Seller has none of its records, systems controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent on or held by any means (including any mechanical, electronic or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) is not under the exclusive ownership and direct control of the Seller.

2.6.              Litigation. There is no Action (or any basis therefor) pending against, or to the knowledge of the Seller or any Subsidiaries, threatened against or affecting the Seller or any Subsidiaries, any of their respective officers or directors, the Sellers, the business of the Seller or any Subsidiaries before any court or arbitrator or any governmental body, agency or official or which in any manner challenges or seeks to prevent, enjoin, alter or delay the Transaction contemplated hereby.

2.7.              Contracts.

Each contract to which the Seller or any Subsidiaries are a party (each, a “Contract”) is a valid and binding agreement, and is in full force and effect, and neither the Seller nor any Subsidiaries, as applicable, nor, to the knowledge of the Seller or any Subsidiaries, any other party thereto, is in breach or default (whether with or without the passage of time or the giving of notice or both) under the terms of any such valid and binding Contract. Neither the Seller nor any Subsidiaries has assigned, delegated, or otherwise transferred any of its rights or obligations with respect to any Contracts, or granted any power of attorney with respect thereto. The Seller and each Subsidiaries have given a list of each material valid and binding Contract to BORQS with contract value higher than US$50,000.

2.8.              Licenses and Permits. Each of the Seller and its Subsidiaries possess all permits necessary for the ownership and operation of their businesses (the “Permits”). True, complete and correct copies of the Permits issued to the Seller and its Subsidiaries have previously been delivered to BORQS. Such Permits are valid and in full force and effect and, assuming the related Company Consents, if any, have been obtained or waived prior to the Closing Date, none of the Permits will be terminated or impaired or become terminable as a result of the Transaction contemplated hereby. The Seller or any Subsidiaries has all Permits necessary to operate the Business other than those Permits whose absence individually or in the aggregate would not cause a Material Adverse Effect.

5

2.9.              Tax Matters.

(a)               Compliance Generally. Where required by law, the Seller has (A) duly and timely filed all Tax Returns required to be filed on or prior to the Closing Date, which Tax Returns are true, correct and complete in all material respects, and (B) duly and timely paid all Taxes due and payable in respect of all periods up to and including the date which includes the Closing Date or has made adequate provision in its books and records and the Unaudited Financial Statements in accordance with GAAP for any such Tax which is not due on or before such time. Prior to the Closing Date, the Seller shall provide BORQS with a schedule, which sets forth each Taxing jurisdiction in which the Seller or Subsidiaries have filed or are required to file Tax Returns and whether the Seller or Subsidiaries have filed consolidated, combined, unitary or separate income or franchise Tax Returns with respect to each such jurisdiction, and a copy of such Tax Returns as shall have been requested by BORQS. Any Tax Returns of the Seller filed subsequent hereto and on or prior to the Closing Date were or will be consistent with the Tax Returns furnished to BORQS and did not and will not make, amend or terminate any election with respect to any Tax or change any accounting method, practice or procedure. The Seller and each Subsidiaries have complied with all applicable Law relating to the reporting, payment, collection and withholding of Taxes and has duly and timely withheld or collected, paid over and reported all Taxes required to be withheld or collected on or before the date hereof.

(b)               No Audit. (A) No taxing authority has asserted any adjustment that could result in an additional Tax for which the Seller or any Subsidiaries are or may be liable or that could result in a Lien on any of its assets which has not been fully paid or adequately provided for on the Interim Financial Statements (collectively, “Tax Liability”), or which adjustment, if asserted in another period, would result in any Tax Liability, (B) there is not pending any audit, examination, investigation, dispute, proceeding or claim (collectively, “Proceeding”) relating to any Tax Liability and, to the knowledge of the Seller, no taxing authority is contemplating such a Proceeding and there is no basis for any such Proceeding, (C) no statute of limitations with respect to any Tax Liability has been waived or extended (unless the period to which it has been waived or extended has expired), (D) there is no outstanding power of attorney authorizing anyone to act on behalf of the Seller or any Subsidiaries in connection with any Tax Liability, Tax Return or Proceeding relating to any Tax, (E) there is not any outstanding closing agreement, ruling request, request to consent to change a method of accounting, subpoena or request for information with or by any taxing authority with respect to the Seller or any Subsidiaries, its income, assets or business, or any Tax Liability, (F) the Seller or any Subsidiaries are not required to include any adjustment under Section 481 of the Code (or any corresponding provision of applicable Law) in income for any period ending after the Closing Date, (G) the Seller or any Subsidiaries are not and has never been a party to any Tax sharing or Tax allocation agreement, arrangement or understanding, (H) the Seller or any Subsidiaries are not and has never been included in any consolidated, combined or unitary Tax Return, (I) all taxable periods for the assessment or collection of any Tax Liability are closed by agreement or by operation of the normal statute of limitations (without extension) or will close by operation of the normal statute of limitations for such Taxes (in each case determined without regard to any omission, fraud or other special circumstance other than the timely filing of the Tax Return), and (J) no taxing authority has ever asserted that the Seller or any Subsidiaries should file a Tax Return in a jurisdiction where it does not file.

6

2.10.          Other Information. Neither this Agreement, nor any of the documents or other information made available to BORQS or its affiliates, attorneys, accountants, agents or representatives pursuant hereto or in connection with BORQS’s due diligence review of the Business or the Transaction contemplated by this Agreement contained, contains or will contain any untrue statement of a material fact. All of the issued and outstanding shares of Colmei and Crave are held as follows: for Colmei, 100% by Fang Xilin; for Crave, 90% by Fang Xilin and 10% by Fang Ximian; there are no other outstanding equity securities held by any other person. The BORQS Shares, when issued in accordance with this Agreement, will be restricted securities that may only be resold by the Selling Shareholders or any other person to whom such shares are transferred in compliance with the registration requirements of the U.S. Securities Act of 1933 or an exemption therefrom, and in any event may not be resold prior to August 18, 2018.

2.11.          Money Laundering Laws. The operations of the Seller and the Subsidiaries are and have been conducted at all times in compliance with laundering statutes in all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental authority (collectively, the “Money Laundering Laws”) and no Action involving the Seller or any Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Seller, threatened.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF BORQS

BORQS represents and warrants to the Seller as follows:

3.1.              Due Incorporation. BORQS is a company duly organized, validly existing and in good standing under the Laws of the British Virgin Islands, with its common stock listed on the Nasdaq Stock Market.

3.2.              Corporate Authorization. Except for internal approval of the transaction contemplated by this Agreement in accordance with the Charter Documents of BORQS, the execution, delivery and performance by BORQS of this Agreement and each of the other additional agreements to which it is a party and the consummation by BORQS of the Transaction contemplated hereby and thereby are within the corporate powers of BORQS and have been duly authorized by all necessary corporate action on the part of BORQS. This Agreement constitutes, and upon their execution and delivery, each of the Additional Agreements will constitute, the valid and legally binding agreement of BORQS, as applicable, enforceable against it in accordance with their respective terms.

3.3.              Governmental Authorization. None of the execution, delivery or performance by BORQS of this Agreement or any Additional Agreement requires any consent, approval, license or other action by or in respect of, or registration, declaration or filing with, any Authority by BORQS, other than those required under U.S. laws and regulations including but not limited to the filings with the U.S. Securities and Exchange Commission (the “SEC”).

3.4.              Intentionally Deleted.

3.5.              Consents. Except for internal approval of the Transaction contemplated by this Agreement in accordance with the Charter Documents of BORQS, if required under the change of control rules of NASDAQ, to approve the transaction contemplated by this Agreement, there are no agreements, commitments, arrangements, contracts or other instruments binding upon BORQS or any of its properties requiring a consent, approval, authorization, order or other action of or filing with any Person as a result of the execution, delivery and performance of this Agreement or any of the Additional Agreements or the consummation of the Transaction contemplated hereby or thereby.

7

3.6.              Issuance of the BORQS Shares. The BORQS Shares, when issued in accordance with this Agreement, will be duly authorized and validly issued and nonassessable, will be restricted securities that may only be resold by the Selling Shareholders in compliance with the registration requirements of the U.S. Securities Act of 1933 or an exemption therefrom, and in any event may not be resold prior to August 18, 2018.

3.7.              Ownership of the BORQS Shares. The BORQS Shares, when issued in accordance with this Agreement, will be free and clear of all liens, other than (i) restrictions arising from applicable Laws, (ii) any lien created by or through the Selling Shareholders or their assignees; or (iii) any lien created in connection with the Transaction contemplated by this Agreement. The issuance and sale of the BORQS Shares pursuant hereto will not be subject to or give rise to any preemptive rights or rights of first refusal.

3.8.              Litigation. Other than as disclosed to Seller and the Selling Shareholders, there is no action, suit, investigation, hearing or proceeding pending against any of its officers or directors, or the business of BORQS, before any court or arbitrator or any governmental body, agency or official which if adversely determined against BORQS, has or could reasonably be expected to have a Material Adverse Effect on the business, assets, condition (financial or otherwise), liabilities, results or operations or prospects of BORQS, or which in any manner challenges or seeks to prevent, enjoin, alter or delay the Transaction contemplated hereby. There are no outstanding judgments against BORQS.

ARTICLE IV

CONDITIONS TO CLOSING

4.1.              Condition to the Obligations of BORQS and the Seller. The obligations of BORQS and the Seller to consummate the Closing are subject to the satisfaction of all the following conditions:

(a)               No provision of any applicable Law or Order shall prohibit or impose any condition on the consummation of the Closing or limit in any material way BORQS’s right to control or operate the Seller, or any material portion of the Business.

(b)               There shall not be pending or threatened any proceeding by a third-party to enjoin or otherwise restrict the consummation of the Closing.

4.2.              Conditions to Obligations of BORQS. In addition to the terms and provisions of Section 1.2, the obligation of BORQS to consummate the Closing is subject to the satisfaction, or the waiver at BORQS’s sole and absolute discretion, of all the following further conditions:

(a)               (i) The Seller shall have duly performed in all material respects all of their respective obligations hereunder required to be performed by them at or prior to the Closing Date, (ii) the representations and warranties of the Seller contained or referred to in this Agreement, the Additional Agreements and in any certificate or other writing delivered by the Seller pursuant hereto, disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect, shall be true and correct at and as of the Closing Date, as if made at and as of such date with only such exceptions as could not in the aggregate reasonably be expected to have a Material Adverse Effect, (iii) there shall have been no event, change or occurrence which individually or together with any other event, change or occurrence, could reasonably be expected to have a Material Adverse Change or a Material Adverse Effect, regardless of whether it involved a known risk.

(b)               BORQS shall have received (i) copies of resolutions duly adopted by (a) the Board of Director(s), the Seller and each of Subsidiaries if any, authorizing this Agreement and the Additional Agreements (if necessary) and the Transaction contemplated hereby and thereby, (ii) the updated Register of Members and/or the Register of Directors of the Seller reflecting the change of members and directors for the purpose of this Transaction, which shall be certified by their registered agents, (iii) a share certificate of Seller reflecting the amount of Crave/Colmei Shares in the name of BORQS; (iv) a certificate of the chairman or person in the similar position of the Seller and each of Subsidiaries certifying each of the foregoing, completion of covenants and correctness of representations and warranties and as to signatures of the officer(s) authorized to execute this Agreement and any certificate or document to be delivered pursuant hereto.

(c)               BORQS shall have received updated Disclosure Schedules to this Agreement as of a date within three days prior to the Closing Date.

(d)               A copy of the stock ledgers and minute books of the Seller shall be delivered to BORQS.

(e)               The Additional Agreements shall be in full force and effect or become effective on the Closing Date.

8

4.3.              Conditions to Obligations of the Seller. In addition to the terms and provisions of Section 1.2, the obligation of the Seller to consummate the Closing is subject to the satisfaction, or the waiver at the Seller’s discretion, of all the following further conditions:

(a)               (i) BORQS shall have duly performed in all material respects its obligations hereunder required to be performed by it at or prior to the Closing Date, (ii) the representations and warranties of BORQS contained in this Agreement, the Additional Agreements and in any certificate or other writing delivered by BORQS pursuant hereto, disregarding all qualifications and expectations contained therein relating to materiality, shall be true and correct in all material respects at and as of the Closing Date, as if made at and as of such date, provided, however, that BORQS and/or its affiliates, are permitted to enter into such arrangements as would be necessary for BORQS to secure the approval of its stockholders of the Transaction contemplated by this Agreement (including such arrangements as would require the combined company to use monies available to satisfy its obligations due to the Transaction contemplated by this Agreement), if any; and (iii) the Seller shall have received a certificate signed by an authorized officer of BORQS to the effect set forth in (i) and (ii) of this paragraph.

The Seller shall have received (i) a copy of the organizational documents of BORQS, (ii) copies of resolutions duly adopted by the Board of Directors of BORQS authorizing this Agreement and the Additional Agreements (if necessary) and the Transaction contemplated hereby and thereby, (iii) a certificate of the Chairman of BORQS certifying each of the foregoing, completion of covenants and correctness of representations and warranties and as to signatures of the officer(s) authorized to execute this Agreement and any certificate or document to be delivered pursuant hereto, together with evidence of the incumbency of such Secretary, and (iv) a recent good standing certificate regarding BORQS from the office of the Secretary of State of its respective jurisdiction of organization and each other jurisdiction in which BORQS is qualified to do business, (v) share certificates of BORQS reflecting owning the BORQS Shares pursuant to this Agreement by the Selling Shareholders and/or its nominees.

ARTICLE V

RELIANCE ON REPRESENTATIONS AND WARRANTIES

5.1.              Reliance on Representations and Warranties of the Seller. Notwithstanding any right of BORQS to fully investigate the affairs of the Seller, and each of Subsidiaries and notwithstanding any knowledge of facts determined or determinable by BORQS pursuant to such investigation or right of investigation, BORQS shall have the right to rely fully upon the representations, warranties, covenants and agreements of the Seller contained in this Agreement.

9

5.2.              Reliance on Representations and Warranties of BORQS. Notwithstanding any right of the Seller to investigate the affairs of BORQS and notwithstanding any knowledge of facts determined or determinable by the Seller pursuant to such investigation or right of investigation, the Seller shall have the right to rely fully upon the representations, warranties, covenants and agreements of BORQS contained in this Agreement.

ARTICLE VI

INDEMNIFICATION

6.1.              Indemnification of BORQS. In addition to other indemnity expressly provided in this Agreement, BORQS’s sole indemnity under this Agreement is to rescind the agreement and request for repayment and delivering back of any and all Purchase Price as delivered to the Selling Shareholders.

6.2.              Indemnification of the Seller. In addition to other indemnity expressly provided in this Agreement, the Seller’s sole indemnity under this Agreement is to rescind the agreement and request for delivering back of any and all Shares as delivered to BORQS.

ARTICLE VII

DISPUTE RESOLUTION

7.1.              Arbitration.

(a)               In the event a dispute arises relating to this Agreement, the parties agree to meet to resolve their disputes in good faith. Any party may seek injunctive relief, without the need to post a bond, pending the completion of arbitration under this Agreement for any breach or threatened breach of any covenant contained herein.

(b)               If after good faith negotiations the dispute is not resolved, the parties shall promptly submit any dispute, claim, or controversy arising out of or relating to this Agreement, or any Additional Agreement (including with respect to the meaning, effect, validity, termination, interpretation, performance, or enforcement of this Agreement or any Additional Agreement) or any alleged breach thereof (including any action in tort, contract, equity, or otherwise), to binding arbitration by an arbitration panel set up in Hong Kong SAR. The parties agree that binding arbitration shall be the sole means of resolving any dispute, claim, or controversy arising out of or relating to this Agreement or any Additional Agreement (including with respect to the meaning, effect, validity, termination, interpretation, performance or enforcement of this Agreement or any Additional Agreement) or any alleged breach thereof (including any claim in tort, contract, equity, or otherwise).

(c)               The laws of Hong Kong SAR shall apply to any arbitration hereunder. In any arbitration hereunder, this Agreement and any agreement contemplated hereby shall be governed by the laws of Hong Kong SAR applicable to a contract negotiated, signed, and wholly to be performed in Hong Kong SAR, which laws the Arbitrator shall apply in rendering his decision. The Arbitrator shall issue a written decision, setting forth findings of fact and conclusions of law, within sixty (60) days after he shall have been selected. The Arbitrator shall have no authority to award punitive or other exemplary damages.

(d)               The costs of the arbitration proceeding and any proceeding in court to confirm any arbitration award or to obtain relief as provided in Section 7.1, as applicable (including actual attorneys’ fees and costs), shall be borne by the unsuccessful party and shall be awarded as part of the Arbitrator’s decision, unless the Arbitrator shall otherwise allocate such costs for the reasons set forth in such decision. The determination of the Arbitrator shall be final and binding upon the parties and not subject to appeal.

(e)               Any judgment upon any award rendered by the Arbitrator may be entered in and enforced by any court of competent jurisdiction. The parties expressly consent to the personal and subject matter jurisdiction of the Arbitrator to arbitrate any and all matters to be submitted to arbitration hereunder. None of the parties hereto shall challenge any arbitration hereunder on the grounds that any party necessary to such arbitration (including the parties hereto) shall have been absent from such arbitration for any reason, including that such party shall have been the subject of any bankruptcy, reorganization, or insolvency proceeding.

10

(f)                The parties shall indemnify the Arbitrator and any experts employed by the Arbitrator and hold them harmless from and against any claim or demand arising out of any arbitration under this Agreement or any agreement contemplated hereby, unless resulting from the willful misconduct of the person indemnified.

(g)               This arbitration Section shall survive the termination of this Agreement and any agreement contemplated hereby.

7.2.              Attorneys’ Fees. The unsuccessful party to any court or other proceeding arising out of this Agreement that is not resolved by arbitration under Section 7.1 shall pay to the prevailing party all reasonable attorneys’ fees and costs reasonably incurred by the prevailing party, in addition to any other relief to which it may be entitled.

ARTICLE VIII

TERMINATION

8.1.              Termination Without Default. In the event that the Closing contemplated hereunder has not occurred within 180 days following the execution of this Agreement (the “Outside Closing Date”) and no material breach of this Agreement by the party seeking to terminate this Agreement shall have occurred or have been made, BORQS, on the one hand, and the Seller, on the other hand, shall have the right, at its or their sole option, to terminate this Agreement without liability to the other side. Such right may be exercised by BORQS, on the one hand, and the Seller, on the other, as the case may be, giving written notice to the other at any time after the Outside Closing Date.

8.2.              Termination Upon Default.

(a)               BORQS may terminate this Agreement by giving notice to the Seller on or prior to the Closing Date, without prejudice to any rights or obligations BORQS may have, if the Seller shall have materially breached any representation or warranty or breached any agreement or covenant contained herein or in any Additional Agreement to be performed prior to Closing and such breach shall not be cured within the earlier of the Outside Closing Date and five (5) days following receipt by the Seller of a notice describing in reasonable detail the nature of such breach.

(b)               The Seller may terminate this Agreement by giving prior written notice to BORQS on or prior to the Closing, without prejudice to any rights or obligations the Seller may have, if BORQS shall have materially breached any of its covenants, agreements, representations, and warranties contained herein to be performed prior to Closing and such breach shall not be cured within the earlier of the Outside Closing Date and five (5) days following receipt by BORQS of a notice describing in reasonable detail the nature of such breach.

11

ARTICLE IX

MISCELLANEOUS

9.1.              Notices. All notices, requests, demands and other communications to any party hereunder shall be in writing and shall be given to such party at its address or telecopier number set forth below, or such other address or telecopier number as such party may hereinafter specify by notice to each other party hereto:

if to BORQS, to:
Borqs Technologies, Inc.
Address: Tower A, Building B23, Universal Business Park
No.10 Jiuxianqiao Road, Chaoyang District Beijing 100015, China

if to the Seller:
C/o Colmei Technology International Limited
Address: 2nd Floor, Wing Yee Commercial Building
5 Wing Kut Street, Central, Hong Kong

Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the appropriate answer back is received or, (ii) if given by certified mail, 180 hours after such communication is deposited in the mails with first class postage prepaid, properly addressed or, (iii) if given by any other means, when delivered at the address specified herein.

9.2.                  Amendments; No Waivers.

(a)       Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each party hereto, or in the case of a waiver, by the party against whom the waiver is to be effective.

(b)       No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

9.3.              Ambiguities. The parties acknowledge that each party and its counsel has materially participated in the drafting of this Agreement and consequently the rule of contract interpretation that, and ambiguities if any in, the writing be construed against the drafter, shall not apply.

9.4.              Publicity. Except as required by Law or the rules and regulations of the SEC and/or the Nasdaq Stock Market, the parties agree that neither they nor their agents shall issue any press release or make any other public disclosure concerning the Transaction contemplated hereunder without the prior approval of the other party hereto.

12

9.5.              Expenses. Except as specifically provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the Transaction contemplated hereby shall be paid by the party incurring such cost or expense.

9.6.              Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, that (i) none of Seller may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of BORQS; and (ii) in the event BORQS assigns its rights and obligations under this Agreement to an Affiliate, BORQS shall continue to remain liable for its obligations hereunder. Except as specifically set forth in Section 9.6(ii) above, BORQS may not assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Seller.

9.7.              Governing Law. This Agreement has been entered into in Hong Kong SAR, and this Agreement shall be construed in accordance with and governed by the laws of the Hong Kong SAR.

9.8.              Counterparts; Effectiveness. This Agreement may be signed by facsimile signatures and in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument.

9.9.              Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties with respect to the subject matter of this Agreement. No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by any party hereto. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder other than Indemnified Parties as set forth in Section 6.1 and 6.2 hereof, which shall be third party beneficiaries hereof.

9.10.          Severability. If any one or more provisions of this Agreement shall, for any reasons, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

[The balance of this page is intentionally left blank]

13

IN WITNESS WHEREOF, BORQS and the Seller and the Selling Shareholders have caused this Agreement to be duly executed by their respective authorized officers or by himself have executed this Agreement as of the day and year first above written.

Borqs Technologies, Inc.

By:
Name: Pat Sek Yuen Chan Title: Chief Executive Officer

Colmei Technology International Limited

By:
Name: Fang Xilin
Title: Sole Owner, Selling Shareholder

Shenzhen Crave Communication Company, Ltd

By:
Name: Fang Xilin
Title: 90% Owner, Selling Shareholder

By:
Name: Fang, Ximian
Title: 10% Owner, Selling Shareholder

Attached: Share Calculation and Assignment Letter

14